UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2009 (October 13, 2009)

SPONGETECH DELIVERY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-100925	54-2077231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 33rd Street, Suite 518
New York, New York 10001
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (212) 695-7850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes In Registrant's Certifying Accountant.

On October 16, 2009, SpongeTech Delivery Systems, Inc. (“SpongeTech”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting, among other things, the resignation on October 13, 2009 of Deloitte & Touche LLP (“D&T”) as SpongeTech’s independent registered public accounting firm for the fiscal year ending May 31, 2010.  In accordance with the requirements of Item 304(a)(3) of Regulation S-K, SpongeTech had provided D&T with a copy of the Initial 8-K and requested from D&T a letter addressed to the U.S. Securities and Exchange Commission stating whether it agreed with SpongeTech’s statements in the Initial 8-K and, if not, stating the respects in which it did not agree.  D&T’s letter, dated October 20, 2009, states that D&T agrees with the statements made by the Company in Item 4.01 of the Initial 8-K.  This Current Report on Form 8-K/A amends the Initial 8-K to file D&T’s letter in accordance with the requirement of Item 304(a)(3) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP dated October 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spongetech Delivery Systems, Inc.

Date: October 22, 2009	By:	/s/ Michael Metter
Michael Metter
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP dated October 20, 2009